                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): DECEMBER 15, 2004

                                 TRANSPRO, INC.
               (Exact Name of Registrant as Specified in Charter)

       DELAWARE                    1-13894                     34-1807383
---------------------    ---------------------------    ------------------------
   (State or Other          (Commission File No.)           (I.R.S. Employer
     Jurisdiction                                          Identification No.)
   of Incorporation)

            100 GANDO DRIVE, NEW HAVEN, CONNECTICUT         06513
            (Address of Principal Executive Offices)      (Zip Code)

               Registrant's telephone number, including area code:
                                 (203) 401-6450

                                       N/A
                    -----------------------------------------
                       (Former Name or Former Address, if
                           Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS.

     On December 15, 2004, Transpro and Modine Manufacturing Company signed a modification to the letter of intent dated October 28, 2004, relating to the proposed merger of Transpro and Modine's aftermarket business and the simultaneous sale of Transpro's heavy duty OEM business to Modine. Under the letter as modified, the parties anticipate executing definitive agreements concerning the transaction as soon as practicable following the execution of the modification. The modification letter also extends the exclusivity period from
December 15, 2004 to January 17, 2005. A copy of modification to the letter of intent is attached as Exhibit 99.1 hereto

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  Exhibits:

          EXHIBIT NO.                     DESCRIPTION
          -----------  ---------------------------------------------------------
          99.1         December 15, 2004 Modification to the letter of intent,
                       dated October 28, 2004.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         TRANSPRO, INC.

Date: December 15, 2004                     By: /s/ RICHARD A. WISOT
                                                --------------------------------
                                            Richard A. Wisot
                                            Vice President, Treasurer, Secretary
                                            and Chief Financial Officer